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                                                                   Exhibit 10.37

                           INDEMNIFICATION AGREEMENT


     This Indemnification Agreement (the "Agreement") is made as of this 14th day of January 1997, by and among AIRCOA Hotel Partners, L.P., a Delaware limited partnership (the "Partnership"), AIRCOA Hospitality Services, Inc., a Delaware corporation (the "General Partner") and James Hire and Anthony Dimond (each an "Indemnitee" and together, the "Indemnitees").

                                   RECITALS

     WHEREAS, the agreement of limited partnership of the Partnership, as amended to date (the "Partnership Agreement") provides for an advisory committee ("Advisory Committee") to perform the duties set out in Section 1.8 of the Partnership Agreement;

     WHEREAS, Section 1.8 of the Partnership Agreement provides that a majority of the Members of the Advisory Committee should, to the extent practicable, consist of persons not affiliated with the General Partner;

     WHEREAS, the parties believe it is in the best interest of the Partnership, in order to assure that competent, professional, and independent persons continue to serve on the Advisory Committee that the General Partner and the Partnership limit the liability and provide indemnification from liability for the members of the Advisory Committee in connection with their service on the Advisory Committee including, without limitation, their service on any special committee thereof;

     WHEREAS, the Partnership intends the Indemnitees' benefits under this Agreement to include, without limitation, the supplementation of benefits under any existing liability insurance policy;

     WHEREAS, the Indemnitees are willing to serve on the Advisory Committee, provided that and for as long as the General Partner and the Partnership will indemnify them, their successors, assigns, heirs, personal representatives, and administrators in accordance with the provisions of this Agreement.

     NOW THEREFORE, the parties agree as follows:

Section 1.  LIMITATIONS ON LIABILITY OF MEMBERS OF AN ADVISORY COMMITTEE.

     (a) An Indemnitee shall not be liable to the Partnership or to the General Partner, or to any Affiliate of the Partnership (including, without limitation, the Operating Partnerships, as defined in the Partnership Agreement) or to any director, officer, employee, or agent of the Partnership, General Partner or their Affiliates, or to the Limited Partners or the holders of any class of Units in the Partnership (any "Covered Person") for losses and liabilities, obligations,
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damages, penalties, taxes, claims, actions, suits, amounts paid in settlement, or out-of-pocket expenses or costs of any kind and nature whatsoever incurred in connection with any act or omission or by reason of such service on the Advisory Committee, (collectively, "Committee Claims"), unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such Committee Claims are due to the gross negligence or willful misconduct of the Indemnitee.

     (b) Notwithstanding Section 1(a) hereof, an Indemnitee shall not be indemnified for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as the Indemnitee, or (3) a court of competent jurisdiction approves a settlement of the claim against the Indemnitee.

     (c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating to service on the Advisory Committee, the Indemnitees acting under the Partnership Agreement shall not be liable to any Covered Person for the Indemnitee's good-faith reliance on the provisions of the Partnership Agreement or on the records of the Partnership or on such information, opinions, reports or statements presented to the Advisory Committee by any person that the Indemnitee reasonably believes are within such person's professional or expert competence, including, without limitation, advice of counsel and financial advisors.

Section 2. INDEMNIFICATION AND ADVANCEMENT OF LEGAL FEES FOR MEMBERS OF ADVISORY COMMITTEE.

     (a) To the fullest extent permitted by law, the Partnership and the General Partner jointly and severally agree to indemnify and hold harmless each Indemnitee and his heirs, successors, assigns, administrators and personal representatives for any and all losses and liabilities, obligations, damages, penalties, taxes, claims, actions, suits, amounts paid in settlement, or out-of-pocket expenses or costs of any kind and nature whatsoever incurred or arising out of or in connection with service on the Advisory Committee including the reasonable out-of-pocket costs and expenses, including attorney fees, of defending himself against any claim of liability (collectively, "Indemnified Expenses"), except that the Indemnitee shall not be entitled to be indemnified for any Indemnified Expenses to the extent incurred by the Indemnitee by reason of his own gross negligence or willful misconduct determined after final judicial decision on the merits from which there is no further right of appeal. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that an Indemnitee has not satisfied the standard for limitation of his liability or indemnification under this Agreement.

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     (b) To the fullest extent permitted by applicable law, Indemnified Expenses
(including legal fees) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding (including but not limited to claims alleging violations of federal or state securities laws) shall, from time to time, be advanced by, or on behalf of, the Partnership or the General Partner prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership or the General Partner, as the case may be, by or on behalf of an Indemnitee and reasonably satisfactory to the General Partner, an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined by a court of competent jurisdiction after final judicial decision on the merits from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified. The advances to be made hereunder shall be paid to an Indemnitee within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Partnership and the General Partner, supported by appropriate invoices, receipts and/or vouchers.

     (c) The indemnification provided by this Section shall be in addition to any other rights to which each Indemnitee may be entitled under any agreement, vote of the Partners, as a matter of law or otherwise.

     (d) The obligation of the Partnership and the General Partner to indemnify, hold harmless and advance expenses to an Indemnitee, and the right of any Indemnitee to be compensated and be reimbursed for its reasonable out-of-pocket expenses, disbursements and advances shall constitute indebtedness of the Partnership and shall survive the termination of this Agreement.

     (e) For purposes of determining the rights of the Indemnitees under this Agreement, the provisions of Sections 8.10(a) and (b) of the Partnership Agreement (or any successor provision thereto) applicable to the General Partner or any of its Affiliates shall apply MUTATIS MUTANDIS to the Indemnitees.

Section 3. RIGHT OF INDEMNITEES TO BRING SUIT. If the General Partner or the Partnership does not pay in full a claim under Section 1 or 2 of this Agreement within sixty (60) days after a written claim therefor has been received by either the General Partner or the Partnership, an Indemnitee may at any time thereafter bring suit against the General Partner and/or the Partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the General Partner or the Partnership to recover any advancement of expenses, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit or part thereof (including attorney's fees) as to which the Indemnitee has been successful.

Section 4.  NOTICE AND OTHER INDEMNIFICATION PROCEDURES.

     (a) Promptly after receipt by an Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto properly may be sought from the Partnership or the General

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Partner under this Agreement, notify each of the Partnership and the General
Partner in writing at their principal executive offices (attention General Counsel) of the commencement or threat of commencement thereof. The failure to notify or promptly notify the Partnership or the General Partner shall not relieve the Partnership or the General Partner from any liability which either of them may have to an Indemnitee otherwise than under this Agreement, and shall relieve the Partnership or the General Partner from liability hereunder only to the extent that the defense of the claim or the ability of the Partnership or the General Partner to make an insurance claim or other third party indemnity or surety claim with respect to the liability has been prejudiced.

     (b) In the event the Partnership or the General Partner shall be obligated to pay the expenses of an Indemnitee in connection with any proceeding, the Partnership or the General Partner shall be entitled to assume the defense of such proceeding, with counsel selected by the Partnership or General Partner (subject to the approval of the Indemnitee, such approval not to be unreasonably withheld), upon the delivery to the Indemnitee of written notice of an election to assume the defense. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Partnership or the General Partner, the Partnership or the General Partner will not be liable to the Indemnitee under this Agreement for any fees of counsel or other expenses subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his own counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Partnership or the General Partner, or (B) the Indemnitee shall have reasonably concluded, in good faith, that there is a conflict of interest between the Partnership or the General Partner and the Indemnitee in the conduct of any such defense, or (C) the Partnership or the General Partner shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be paid by the Partnership or the General Partner; and provided further that the Partnership or the General Partner shall not be required to pay the expenses of more than one such separate counsel for persons it is indemnifying in any one proceeding unless each such person seeking separate counsel provides to the General Partner an opinion of counsel, satisfactory in form and substance to the General Partner in its reasonable discretion that states that there exist conflicts of interest which can not be waived as a matter of public policy that would preclude a single attorney or firm from representing both such person and the other persons in the proceeding in question who are beneficiaries of indemnification rights from the General Partner or the Partnership with respect to such proceeding.

Section 5.  SETTLEMENT.    Neither the Partnership nor the General Partner shall
be liable to indemnify an Indemnitee under this Agreement for any amounts paid in settlement of any proceeding without their written consent, which consent shall not be unreasonably withheld. Neither the Partnership nor the General Partner shall settle any proceeding which would impose any penalty or limitation on an Indemnitee without that Indemnitee's written consent, which consent shall not be unreasonably withheld.

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Section 6.  SUBROGATION RIGHTS.  In the event of any payment under this
Agreement to (or for the benefit of) an Indemnitee by either the Partnership or the General Partner, the Partnership or the General Partner, as the case may be, shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against any person or organization and such Indemnitee shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights for the Partnership or the General Partner.

Section 7. NO DUPLICATION OF PAYMENTS. Neither the Partnership nor the General Partner shall be liable under this Agreement to make any payment under the terms of this Agreement to the extent an Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder.

Section 8. SEVERABILITY. If this Agreement or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the General Partner or the Partnership shall nevertheless indemnify the Indemnitees as to costs, charges, and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, including an action by or in the right of the Partnership, to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

Section 9. LIMITATIONS WITH RESPECT TO THE PARTNERSHIP; NO CHANGE TO OBLIGATIONS OF THE GENERAL PARTNER OR RIGHTS OF INDEMNITEES AGAINST THE GENERAL PARTNER. Notwithstanding anything in this Agreement to the contrary, the Partnership shall in no circumstances be required to indemnify, hold harmless or advance costs to an Indemnitee, if the Indemnitee fails to meet the standard for limitation on liability and indemnification established in Section 8.9 of the Partnership Agreement (as the same may be amended, supplemented or otherwise changed). The first sentence of this Section 9 shall not, however, in any way affect either (i) any of the rights of an Indemnitee against the General Partner hereunder or (ii) any of the obligations of the General Partner to an Indemnitee hereunder.

Section 10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon all successors and assigns of the General Partner and the Partnership and shall be binding on and inure to the benefit of the Indemnitee's heirs, executors and administrators.

Section 11. AMENDMENT. No amendment, modification, termination or cancellation of this Agreement shall be effective against an Indemnitee unless made in writing and signed by the Indemnitee to be bound or charged thereby.

Section 12. CHOICE OF LAW. This Agreement shall be governed and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

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     Adopted this 14th day of January, 1997


                         AIRCOA HOSPITALITY SERVICES, INC.

                         By:    /s/   Douglas M. Pasquale
                                -------------------------
                         Name:  Douglas M. Pasquale
                         Title:  President

                         By:    /s/   Lyle L. Boll
                                ------------------
                         Name:  Lyle L. Boll
                         Title:  Vice President


                         AIRCOA HOTEL PARTNERS, L.P.

                         By:    /s/   Douglas M. Pasquale
                                -------------------------
                         Name:  Douglas M. Pasquale
                         Title:  President

                         By:    /s/   Lyle L. Boll
                                ------------------
                         Name:  Lyle L. Boll
                         Title:  Vice President


                         INDEMNITEES:

                         By:  /s/   James Hire
                              ----------------
                              James Hire

                         By:  /s/   Anthony Dimond
                              --------------------
                              Anthony Dimond

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